UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2005 (June 28, 2005)

                               Kaman Corporation
            (Exact name of registrant as specified in its charter)


                                  Connecticut
                (State or other jurisdiction of incorporation)

                 0-1093                                      06-0613548
        (Commission File Number)                           (IRS Employer
                                                        Identification No.)
        1332 Blue Hills Avenue,
        Bloomfield, Connecticut                                06002
(Address of principal executive offices)                     (Zip Code)

                          (860) 243-7100 Registrant's
                     telephone number, including area code

                                Not Applicable
         (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                   INFORMATION TO BE INCLUDED IN THE REPORT



Item 8.01.        Other Events.

                  On June 29, 2005, the Company issued a press release concerning the receipt of a letter on June 28, 2005 from representatives of the Kaman family pursuant to the recapitalization agreement. A copy of the letter from the representatives of the Kaman family, together with its attachments, is attached as Exhibit 99.1 hereto and incorporated by reference. A copy of the press release is attached as Exhibit 99.2 hereto and incorporated by reference.

Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits.
    --------


Exhibit 99.1 Letter, dated June 28, 2005, from representatives of the Kaman family, together with its attachments.

Exhibit 99.2         Press Release, dated June 29, 2005.


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                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            KAMAN CORPORATION


                                            By:   /s/ Candace A. Clark
                                               -------------------------------
                                                  Candace A. Clark
                                                  Senior Vice President and
                                                  Chief Legal Officer


Dated: June 29, 2005


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                               INDEX TO EXHIBITS

Exhibit 99.1 Letter, dated June 28, 2005, from representatives of the Kaman family, together with its attachments.

Exhibit 99.2         Press Release, dated June 29, 2005.